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                                                                  Exhibit  23.01


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 7, 2000, included in the Annual Report on Form 10-K of ATMI, Inc. for the year ended December 31, 1999, with respect to the consolidated financial statements and schedule, included in this Form 10-K/A.


                                                 /s/ Ernst & Young LLP



Stamford, Connecticut
March 28, 2000